UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 5, 2005


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


     CAYMAN  ISLANDS                     333-75899             66-0582307
 State or other jurisdiction of        (Commission          (I.R.S.  Employer
 incorporation  or  organization)       File  Number)       Identification  No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code:  (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On August 5, 2005, Transocean Inc. approved a special cash bonus of $25,000 for Barbara Wood, Vice President and Chief Information Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TRANSOCEAN  INC.



Date:  August  9,  2005                       By:    /s/  William  E.  Turcotte
                                                   -----------------------------
                                              Name:  William  E.  Turcotte
                                              Title: Associate  General  Counsel